Exhibit 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Judith A. Johansen and Terry F. Hudgens his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated:  April 9, 2001.

/s/ WILLIAM D. LANDELS William D. Landels

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Judith A. Johansen and Terry F. Hudgens his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: April 2, 2001.

/s/ ANDREW N. MacRITCHIE Andrew N. MacRitchie

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Judith A. Johansen and Terry F. Hudgens his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: April 7, 2001.

/s/ KEITH R. MCKENNON Keith R. McKennon

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Judith A. Johansen and Terry F. Hudgens his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: April 9, 2001.

/s/ MICHAEL J. PITTMAN Michael J. Pittman

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Judith A. Johansen and Terry F. Hudgens his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: April 9, 2001.

/s/ KAREN K. CLARK Karen K. Clark

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Judith A. Johansen and Terry F. Hudgens his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: April 12, 2001.

/s/ ROBERT G. MILLER Robert G. Miller

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Judith A. Johansen and Terry F. Hudgens his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: April 9, 2001.

/s/ IAN M. RUSSELL Ian M. Russell

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Judith A. Johansen and Terry F. Hudgens his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: April 9, 2001.

/s/ KENNETH L. VOWLES Kenneth L. Vowles

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark and Judith A. Johansen his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: April 9, 2001.

/s/ TERRY F. HUDGENS Terry F. Hudgens

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark, Judith A. Johansen and Terry F. Hudgens his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: April 9, 2001.

/s/ NOLAN E. KARRAS Nolan E. Karras

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Karen K. Clark, Judith A. Johansen and Terry F. Hudgens his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: April 1, 2001.

/s/ ALAN V. RICHARDSON Alan V. Richardson

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Alan Richardson, Karen K. Clark and Terry F. Hudgens his or her true and lawful attorney and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the fiscal year ended March 31, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Dated: April 9, 2001.

/s/ JUDITH A. JOHANSEN Judith A. Johansen